                            ASSET PURCHASE AGREEMENT


         AGREEMENT made this 30th day of August, 1999, by and between IPAC, Inc., a Maryland Corporation with its principal place of business at 2107 Liberty Drive, Niagara Falls, New York 14304 ("U.S. Seller"); IPAC, INC., an Ontario corporation having its principal place of business at 2180 Darwin Drive, Unit No. 7, Mississauga, Ontario, Canada ("Canadian Seller") (the U.S. Seller and Canadian Seller are sometimes collectively referred to herein as "Sellers") and DECTRON INTERNATIONALE, INC., a Canadian Corporation with offices 4300 Poirier Boulevard, Montreal, Quebec Canada, H4R 2C5, ("Buyer").

                              W I T N E S S E T H :

         WHEREAS, the Sellers have for many years operated a business (the "Business") manufacturing and selling the following types of products:

         (a) Industrial products (consisting of heat transfer products, compressed air treatment products and engineered systems);

         (b) Sheet metal fabrication and painting; and

         (c) Precision cooling and air conditioning products and replacement parts for precision air and compressed air.

         WHEREAS, Sellers desire to sell certain assets, properties and rights now owned and held by it and used and usable in connection with the operation of the Business; and

         WHEREAS, Buyer desires to purchase such assets, properties and rights of Sellers upon the terms and conditions hereinafter set forth and to continue the operation of the Business.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

         1. ASSETS TO BE SOLD. On the Closing Date, subject to the terms and conditions hereinafter set forth, Sellers agree to sell, assign, transfer and convey, and Buyer agrees to purchase, acquire, assume and accept, all of the Sellers' right, title and interest in and to the following assets of the Sellers (all which are collectively referred to herein as the "Assets"):

                  1.1 The inventory of finished goods and raw materials of the Sellers' Business including work in process, manufacturing supplies, spare parts and repair materials (the "Inventory").

                  1.2 All machinery, tools, dies, appliances, furniture, equipment (including space and replacement parts), supplies and materials of the Sellers used or usable in the Business including those items listed on Exhibit
1.2 A (U.S. Seller) and 1.2 B (Canadian Seller) attached hereto (the
"Equipment").

                  1.3 All trade names, trademarks, service marks, copyrights, patents, patent rights, licenses, brand names, trade secrets, trade dress, technical knowhow, goodwill and other intangibles used by Sellers in the Business (the "Intangibles").

                  1.4 All customer credit files, sales records, inventory purchase records, past and present customer lists (including records of sales to such customer), supplier lists, maintenance records and warranties relating to the Assets sold hereunder and any other records maintained by the Sellers and necessary to operate the Business, as they may exist (hereinafter the "Business Records").

         2. ITEMS NOT SOLD. The cash, bank accounts, accounts payable, accounts receivable owned by Sellers are not included in the Assets to be sold pursuant to this Agreement.

         3. NO LIABILITIES ASSUMED. Buyer is not assuming and shall not be held responsible for any liabilities of Sellersof any kind or nature or at any time existing or asserted, whether fixed, contingent or otherwise, including, without limitation, accounts, accounts payable, notes and taxes payable, warranty claims, salesmen's commissions, union contracts, salaries, wages, severance or separation pay or vacation, profit sharing, retirement, pension, bonus, hospitalization or other employee benefits or any employment or old-age benefits relating to Sellers' employees.

         4. PURCHASE PRICE.

                  4.1 The aggregate purchase price of the Assets to be sold and assigned hereunder (the "Purchase Price") shall be Three Million Seven Hundred Thousand Dollars ($3,700,000).

                  4.2 The Purchase Price shall be payable as follows:

                           4.2.1   Upon the execution of this Agreement, the sum
of $200,000 (the "Deposit") to be held in escrow by Gross, Shuman, Brizdle & Gilfillan, P.C. in an interest bearing account for the account of the Purchaser. At closing, the Deposit, together with any interest earned thereon, shall be returned to the Purchaser or applied on account of the purchase price. If the sale pursuant to this Agreement does not close, the deposit shall be refunded to Buyer.

                           4.2.2 The balance in certified funds, bank draft or
wire transfer at Closing.

                           4.2.3 All sums to be paid pursuant to this Agreement
and all values stated herein
are in U.S. funds.

                  4.3 The Purchase Price shall be allocated among the Assets purchased as designated in writing by Buyer at or prior to Closing.

                  4.4 At the Closing accrued but unpaid expenses which the Buyer may agree to assume shall be adjusted as of the Closing Date and the net adjustment shall be paid by Sellers or Buyer.

                  4.5 The Buyer will pay any New York State Sales Tax due on the purchase of the Assets.

         5. CLOSING. The Closing and consummation of all transactions provided for in this Agreement including, without limitation, the payment of the Purchase Price and the execution and delivery of the other documents referred to herein, shall take place at 10:00 a.m. on September 13, 1999 at the offices of Gross, Shuman, Brizdle & Gilfillan, P.C., Suite 600, 465 Main Street, Buffalo, New York 14203 (the "Closing" or "Closing Date") or at such other time and place as the parties hereto may mutually agree. Sellers shall conduct its business in the ordinary course between the date of this Agreement and Closing and shall not make or institute any unusual methods of manufacture, purchase, sale, lease, management, accounting or operation that will vary from the methods used by the Seller as of the date of this Agreement..

         The proceeds of any sales on such date shall be for the account of the Buyer and the Buyer shall be responsible for the payroll expenses of the employees of the Business for such day.

         6. REPRESENTATIONS AND WARRANTIES OF SELLERS. Sellers jointly and severally, represent and warrant to the Buyer as follows:

                  6.1 (a) U.S. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, and has full power and lawful authority to own and lease its assets and carry on the Business as and where such Business is now being conducted.

                      (b) Canadian Seller is a corporation duly organized, validly existing and in good standing under the laws of the Province of Ontario, and has full power and lawful authority to own and lease its assets and carry on the Business as and where such Business is now being conducted.

                  6.2 The Sellers have all necessary corporate power and authority to enter into and consummate the transactions provided for and contemplated in this Agreement and all related agreements and all documents described herein or attached hereto and has taken, or will take prior to Closing, all action required by law, their certificates or Articles of incorporation, and by-laws to authorize the execution and delivery of this Agreement and the sale of Assets described herein. Upon execution and delivery by the duly authorized officers of Sellers, this Agreement and all agreements and other documents provided herein or attached hereto will be the valid and binding obligations of Sellers enforceable in accordance with their terms.

                  6.3 Except for liens to be discharged at Closing, Sellers have no other agreement with any other party with respect to the sale or encumbrance of the Assets or any part thereof. The execution and delivery of this Agreement, and the consummation of the transactions provided hereunder does not require any third party consent and does not violate, conflict with, result in the breach of, or cause the acceleration of or default under any provision of any obligation, mortgage, lien, lease, agreement, instrument, law, order, arbitration award, judgment, decree or any other restriction to which either of the Sellers is a party or by which either of Sellers is subject or bound.

                  6.4 Except for liens to be discharged by Sellers at Closing, Sellers have good, marketable and indefeasible title to all of their Assets, free and clear of any and all security interests, liens, encumbrances, mortgages, deeds of trust, pledges, leases, equities, charges, condition of sale or other title retention agreements, commitments, obligations, liabilities or other burdens of every nature and kind.

                  6.5 Sellers have no contracts or commitments of any kind or nature which would adversely affect the Business, the Assets or the continuation of the Business by Buyer.

                  6.6 There are no strikes, arbitrations, grievances, other labor disputes or union organization of drivers pending or threatened between either of Sellers and any of their employees. Sellers are not and never has been a party to any collective bargaining agreement. Sellers have paid in full all wages, salaries, commissions, bonuses and other compensation (including severance pay and vacation benefits) for all services performed by their employees. There is no legal obligation nor any legislative enactment that would require Buyer to engage Sellers' employees nor is there any deemed continuity of employment resulting from the transactions envisioned by this Agreement.

                  6.7 Exhibit 6.7 attached hereto sets forth the wages, salaries, commission or bonus arrangements, welfare and other benefits (including, but not limited to, hospitalization and major medical plans funded through insurance), vacation entitlement (including accrual of vacation time and pay) and all other expenses for the employees of the Sellers' Business as of the date of this Agreement, the terms of which will not have been in any manner increased or improved upon between now and the Closing Date without Buyer's express written consent.

                  6.8 Sellers have no oral or written contracts or agreements with any of its employees except as summarized on Exhibit 6.7 attached hereto. There are no oral employment agreements relating to the Business regarding the continuation of employment for any employee.

                  6.9 The U.S. Seller has completed a valid Form I-9 for each employee hired on or after November 7, l986 and continuously employed on or after May 31, l987. To the best of U.S. Seller's knowledge, all of the U.S. Seller's employees are (i) United States citizens, or lawful permanent residents of the United States, (ii) aliens whose right to work in the United States is unrestricted, (ii) aliens who have valid, unexpired work authorization issued by the Attorney General of the United States (Immigration and Naturalization Service) or (iii) aliens who have been continually employed by the U.S. Seller or any subsidiary of the U.S. Seller since November 6, l986. The U.S. Seller is not, or has not been, the subject of an immigration compliance or employment visit from, and the U.S. Seller has not been assessed any fine or penalty by or been the subject of any order or directive of, the United States Department of Labor or the Attorney General of the United States (Immigration and Naturalization Service).

                  6.10 Except as disclosed in Exhibit 6.10, neither of the Sellers have been charged with, have not received any notice of and to the Sellers' knowledge are not under investigation for the failure to comply with, any statute, law, ordinance, rule, regulation, permit, license, order and/or directive of any Government Agency governing or regulating the use, generation, storage, leaching, escaping, buying, disposing or emitting of any Regulated Material ("Environmental Law") pertaining to the Business of the Seller, the real or personal property or other assets owned or leased by the Seller, its Business or the operation, conduct or occupancy thereof. For the purposes of this agreement, the term "Regulated Material" shall mean any hazardous or toxic chemical, waste or substance, or other pollutant or contaminant as currently defined in or governed by any applicable Environmental Law or as currently determined by any Governmental Agency or regulatory body. For purposes of this Agreement, the term Governmental Agency means any federal, state, local or foreign government, political subdivision, court, agency or other entity, body, organization or group exercising any executive, legislative, judicial, quasi-judicial, regulatory or administrative function of government.

                  Each transporter and disposal facility that has transported or disposed of any Regulated Material on behalf of the Seller, if any, is listed on
Exhibit 6.10 attached hereto. All manifests or equivalent documents required by any and all of the statues, laws, ordinances, rules, regulations, orders or directives of any Governmental Agency to be completed and retained by the Sellers in connection with each such instance of transportation were so completed and retained, copies of which are included in the Business Records to be delivered to Buyer at Closing.

                  6.11 There is no suit, action or legal, administrative, arbitration or similar proceeding pending or threatened against either of the Sellers which materially affects the Assets, the conduct of the Business, or Sellers' ability to consummate this Agreement, nor is there any basis or ground for any such litigation, proceeding or investigation.

                  6.12 Sellers have filed returns for and paid in full all of its federal, state provincial and local taxes to the extent such filings and payments are required prior to the date of this Agreement. All such returns were true and correct when filed. Sellers have not had any tax deficiencies proposed against it which remain unpaid, nor has it executed any waiver of the statute of limitations on the assessment or collection of any tax. Tax returns of Sellers have not been audited by the Internal Revenue Service or Canadian taxing authorities in the last five (5) years.

                  6.13 All of Sellers' Inventory included in the Assets to be sold hereunder is located on the premises of Sellers is usable or salable in the ordinary course of the Business, is in a quantity and of a quality suitable for sale in the ordinary course of the Business, and is not excessive in quantity for the ordinary requirements of the Business.

                  6.14 Neither of the Sellers have any agreement, arrangement or understanding with respect to the Business or any customer of Sellers providing for sales commissions, price concessions or rebates. There are no outstanding proposals or commitments of any nature to sell materials except as disclosed in Exhibit 6.14.

                  6.15 Neither of the Sellers have engaged or retained any broker in connection with this transaction.

                  6.16 No representation or warranty by the Sellers in this Agreement or any Exhibit to this Agreement, or in any certificate, schedule or exhibit furnished to Buyer at Closing as provided herein contains any untrue statement of material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

                  6.17 The representations and warranties by Sellers in this Agreement shall be true and accurate in all material respects at Closing, and shall survive the Closing.

         7. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Sellers as follows:

                  7.1 The Buyer is a corporation duly organized, validly existing and in good standing under the laws of Canada, and has full corporate power to own its properties and conduct the business currently being conducted by it.

                  7.2 The Buyer has full corporate power and authority to execute and deliver this Agreement, and the other agreements and instruments to be executed and delivered by it pursuant hereto and to consummate the transactions contemplated hereby and thereby. All corporate acts and other proceedings required to be taken by or on the part of the Buyer to authorize it to carry out this Agreement and such other agreements and instruments and the transactions contemplated hereby and thereby have been duly and properly taken. This Agreement has been duly executed and delivered by the Buyer and constitutes, and such other agreements and instruments when duly executed and delivered by Buyer will constitute, legal, valid and binding obligations of the Buyer enforceable in accordance with their respective terms.

                  7.3 No approval, authorization, consent or other order or action of or filing with any court, administrative agency or other governmental authority is required for the execution and delivery by Buyer of this Agreement or any of the other agreements and instruments to be executed and delivered by the Buyer pursuant hereto or the consummation of the transactions contemplated hereby or thereby. Buyer is not subject to any charter, by-law, mortgage, agreement, instrument or other restriction of any kind or character which would prevent consummation of this Agreement and the transactions contemplated hereby.

                  7.4 Buyer has not engaged or retained any broker in connection with this transaction.

                  7.5 The Buyer's statements, representations, and warranties in this Agreement do not contain any untrue statement of any material fact or omit to state any material fact required to be stated to make such statements, representations and warranties in the light of the circumstances in which they are made, not misleading.

                  7.6 The representations and warranties by Buyer in this Agreement shall be true and accurate in all material respects at Closing and shall survive the Closing.

         8. WARRANTY AGREEMENTS. If, within one (1) year of Closing, Buyer performs any repair and rework to Sellers' products pursuant to Sellers' warranty agreements in excess of Ten Thousand Dollars ($10,000) in the aggregate, Sellers jointly and severally agree to reimburse Buyer an amount equal to (i) direct labor and material costs, (ii) shipping and handling costs and (iii) overhead costs in an amount equal to $50.00 per hour of Buyer's labor, which are in excess of Ten Thousand Dollars ($10,000.00).

         9. INDEMNIFICATION BY SELLERS. The Sellers jointly and severally, agree to defend, indemnify and hold Buyer harmless from and against any and all liabilities, levies, losses, damages, claims, costs and expenses (including reasonable attorney's fees and costs) resulting from any misrepresentation, breach of warranty or non-fulfillment of any agreement or covenant on the part of the Sellers under this Agreement or any instrument provided for herein, or from any misrepresentation in or omission from any schedule or exhibit hereto or any certificate or other instrument furnished to Buyer hereunder.

         10. INDEMNIFICATION BY BUYER. The Buyer agrees to defend, indemnify and hold Sellers harmless from and against any and all liabilities, levies, losses, damages, claims, costs and expenses (including reasonable attorney's fees and costs) resulting from any misrepresentation, breach of warranty or non-fulfillment of any agreement or covenant on the part of the Buyer under this agreement or any instrument provided for herein, or from any misrepresentation in or omission from any schedule or exhibit hereto or any certificate or other instrument furnished to Sellers hereunder.

         11. BULK SALES COMPLIANCE. The Seller shall comply with any and all provisions of the New York Uniform Commercial Code, the Bulk Sales Act of Ontario and any other laws and regulations relating to the transfer of the Sellers' assets. The Buyer agrees, in accordance with Section 1141(c) of the New York Tax Law to notify the Department of Taxation and Finance at least ten (10) days prior to the Closing Date of the transaction contemplated by this Agreement. If within five (5) days after the filing of the bulk sales notice, the Department of Taxation notifies the Buyer of a possible claim for sales or use taxes due, then the U.S. Seller shall cause Fifty Thousand Dollars ($50,000) of the Purchase Price to be placed in escrow with Sellers' attorney for ninety (90) days or, if earlier, until authorized to release such funds by the Department.

         12. BUSINESS NAME; TELEPHONE NUMBER. On and after the Closing Date, the Sellers shall no longer use the name "IPAC" or any similar name in the conduct of its business except for collection of its receivables and the winding up of its business affairs. Sellers shall take all reasonably requested actions so that Buyer may, following the Closing Date, if it desires, file a Certificate to Do Business under the name "IPAC". Further, as of the Closing Date, the Sellers shall assign to Buyer all of its rights and interest in and to the Sellers' telephone numbers and internet worldwide web site used in the Business.

         13. EMPLOYEE MATTERS. Sellers shall be responsible for any and all obligations for wages, salaries, welfare and other benefits (including, but not limited to, hospitalization and major medical plans funded through insurance), inclusive of all other payroll expenses for employees of the Sellers accruing as of, existing or payable on the Closing Date, and claims and obligations under insurance and similar coverage arising out of event occurring up to the Closing Date. Buyer shall be responsible only for such obligations which accrue after the Closing Date.

         14. CONDUCT OF BUSINESS PENDING CLOSING. The Sellers covenant that pending the Closing, except as otherwise requested by the Buyer, and without making any commitment on its behalf, the Sellers will use its best efforts to preserve their business organizations intact; to keep available to the Buyer the services of its present employees and salesmen; and to preserve for the benefit of Buyer the good will of the Sellers' suppliers, customers and others having business relations with it.

         15. RISK OF LOSS. All risk of loss to the Assets shall remain on Sellers until the transfer of the Assets and the Business on the Closing Date. In the event of any casualty or loss to any Asset prior to the Closing, Buyer may, at Buyer's option, either (i) pay the full Purchase Price at Closing and require Sellers at Closing to assign by specific assignment to Buyer all of Sellers' claims relative to such casualty or loss including the proceeds of any and all insurance policies (whether received before or after Closing), as well as claims against any third parties relating to such casualty or loss, or alternatively, (ii) reduce the Purchase Price by the amount of the loss and permit Sellers to retain such claims and proceeds. In the event that prior to the Closing Date a substantial portion of the Assets to be sold hereunder shall be totally or substantially lost or damaged by fire or other casualty, the Buyer shall have the further option of terminating this Agreement.

         16. CONDITIONS TO BUYER'S OBLIGATIONS. The obligations of Buyer under this Agreement are, at the option of Buyer, subject to the following conditions:

                  16.1 There shall not have been any breach of any of the representations or warranties of the Sellers contained in this Agreement and such representations and warranties shall continue to be true on the Closing Date.

                  16.2 The Sellers shall have performed and complied with all agreements and conditions required by this Agreement to be performed and/or complied with by it.

                  16.3 The Business and Assets shall not have been adversely affected as a result of any transaction or event occurring from the date hereof to the Closing Date.

                  16.4 Buyer shall have completed the inspection of the Real Property (including environmental testing) described in Paragraph 10 and the results of such inspection shall be satisfactory to it.

                  16.5 Buyer shall have obtained any permits or licenses necessary to continue to operate the Business at the Real Property.

                  16.6 Sellers shall have delivered to Buyer a UCC and tax search of all documents filed pursuant to the Uniform Commercial Code with the Clerk of the County of Niagara and the Secretary of State in New York and a search of filings under the Personal Property Securities Act and tax search in connection with the Assets to be sold hereunder, which searches shall be dated within thirty (30) days of the Closing and shall show no liens or encumbrances on the Assets other than liens to be discharged by Sellers at Closing.

                  16.7 Sellers shall have delivered to Buyer Certificates of Good Standing and/or compliance issued by the appropriate governmental agency.

                  16.8 The Buyer shall receive noncompetition agreements from Sellers, IPAC Holdings, Inc., Stephen A. Saldanha and Lawrence J. Romano (the "Covenantors") containing the following covenants:

                  (a) for a period of six (6) years following closing, or so long as Buyer or its assigns or successors in interest carry on a like business, whichever is shorter:

                           (i) Covenantors shall not engage in any business
activity which is substantially the same as the business conducted by Buyer.

                           (ii) Covenantors shall not disclose to any person or
use for their own benefit any price lists, pricing data, customer lists or similar matters relating to the Assets or the Business transferred to Buyer, unless such matters are at the time of the proposed disclosure common knowledge within the trade.

                           (iii) Covenantors shall not solicit any employee of
Buyer or of any direct or indirect subsidiary of Buyer to leave such employment if such employee was at any time during the one (1) year prior to Closing an employee of Sellers.

                  16.9 The Buyer shall receive from IPAC Holdings, Inc. and Stephen A. Saldanha indemnification for damages resulting from the breach of the representation contained in Paragraph 6.6 hereof in form and substance satisfactory to Buyer .

                  16.10 The Buyer shall receive opinion letters of counsel for the Sellers, dated as of the Closing Date in form and substance satisfactory to the Buyer to the effect that:

                           (i) U.S. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, and has full power and lawful authority to own and lease its assets and carry on its business as and where such business is now being conducted.

                           (ii) Canadian Seller is a corporation duly organized, validly existing and in good standing under the laws of the Province of Ontario, and has full power and lawful authority to own and lease its assets and carry on its business as and where such business is now being conducted.

                           (iii) The Sellers have all necessary corporate power and authority to enter into and consummate the transaction provided and contemplated in this agreement and all related agreements and documents described herein or attached hereto and has taken all action required by law, its certificate of incorporation and by-laws, to authorize the execution and delivery of this Agreement and the sale of Assets provided herein.

                           (iv) Upon execution and delivery by the duly authorized officers of Sellers, this Agreement and all agreements and other documents provided herein or attached hereto will be the valid and binding obligations of Sellers enforceable in accordance with their terms, except as such obligations may be affected by laws affecting creditors' rights generally or the application of general principles of equity.

                           (v) They do not know of a suit, action or legal, administrative or arbitration or similar proceeding pending or threatened against the Sellers which materially affects the Assets to be sold by it hereunder, the conduct of its business or Sellers' ability to consummate this Agreement.

                           (vi) The execution, delivery and performance of this Agreement and the transactions provided herein will not violate, result in a breach of or constitute a default under any terms or conditions of any agreement, instrument, arbitration award, judgment or decree affecting in any manner the Assets to be sold hereunder.

                  16.11 HDNA, Inc. shall simultaneously close on the sale and purchase of 2107 Liberty Drive, Niagara Falls, New York pursuant to the Purchase Agreement of even date herewith between the Buyer and HDNA, Inc.

         17. CONDITIONS TO SELLERS' Obligations. The obligations of the Seller sunder this Agreement are, at the option of Sellers, subject to the following conditions:

                  17.1 All the terms, covenants, and conditions of this Agreement to be complied with and performed by the Buyer at or before the Closing Date shall have been duly complied with and performed by the Buyer, and the representations and warranties made by the Buyer in this Agreement shall be correct as of the Closing Date in all material respects with the same force and effect as though such representations and warranties had been made as of the Closing Date, except insofar as Buyer may have been given notice to the contrary as provided herein.

                  17.2 Buyer shall simultaneously close on the sale and purchase of 2107 Liberty Drive, Niagara Falls, New York pursuant to the Purchase Agreement of even date herewith between the Buyer and HDNA, Inc.

         18. ITEMS TO BE DELIVERED BY SELLERS AT CLOSING. At the Closing, or thereafter as herein required, the Sellers shall deliver to the Buyer the following:

                  18.1 Such instruments and documents of transfer as may be necessary or appropriate to sell and transfer the Assets being sold hereunder including a bill of sale with warranty of title covering all of the tangible assets described in Paragraph 1 hereof.

                  18.2 Written consent executed by each of the shareholders and directors of the Sellers authorizing the transaction set forth in this Agreement.

                  18.3 A certificate signed by the President of the Sellers to the effect that their representations and warranties set forth in this Agreement continue to be true as of the Closing Date.

                  18.4 The Business Records referred to in Paragraph 1.4. Buyer covenants that for a period of six years after Closing, upon reasonable notice, Buyer shall make the original Business Records available to Sellers who shall only use such Business Records in connection with any investigations or audits by any federal, state, provincial or other governmental agency or any other reasonable need of Sellers but Sellers may not use such Business Records to conduct the Business after Closing or give access to such Business Records to any person engaged in a business similar to the Business. Buyer may destroy or discard any of the Business Records upon thirty (30) days written notice to Sellers.

                  18.5 The Noncompetition Agreement referred to in Paragraph
16.8.

                  18.6     The Indemnification referred to in Paragraph 16.9.

         19. ITEMS TO BE DELIVERED BY BUYER AT CLOSING. At Closing, the Buyer shall deliver:

                  19.1 $3,700,000.00 in certified funds, bank draft or wire transfer with such adjustments as are described in this Agreement.

                  19.2 A written consent of the directors of the Buyer authorizing the transaction set forth in this Agreement.

         20. ACCOUNTS RECEIVABLE. In the event Buyer receives any amounts after Closing on account of the accounts receivable of either of the Sellers, it will promptly pay over such amounts to such Seller. In the event either of the Sellers receive any amounts after Closing on account of the accounts receivable of Buyer which resulted from sales of merchandise after the Closing they will promptly pay over such amounts to the Buyer. Further, Sellers agree to notify Buyer in writing prior to referring any accounts receivable of the Business which existed as of the Closing to a collection service or commencing any legal proceedings to collect such receivables.

         21. SURVIVAL. Except as otherwise expressly provided herein, all of the representations, warranties, covenants, agreements, conditions, provisions and terms contained in this agreement or in any schedules, exhibits, agreements or documents attached hereto shall survive the Closing Date and the consummation of the transaction provided for herein for a period of one (1) year following closing.

         22. EFFECTIVE AGREEMENT. This Agreement sets forth the entire understanding of the parties. It shall not be changed or terminated orally. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties. Buyer may assign this Agreement to any entity related to Buyer provided that the Buyer guaranties the obligations hereunder of such related entity.

         23. NOTICES. Any and all notices required to be sent pursuant to the terms of this agreement shall be sent registered or certified mail, addressed as follows:

To the Seller:    IPAC, Inc.
                  c/o Stephen A. Saldanha

                           Pacer International
                           551 S.W. 8th Street
                           Delray Beach, Florida 33483

copy to:                   GROSS, SHUMAN, BRIZDLE & GILFILLAN, P.C.
                           465 Main Street - Suite 600
                           Buffalo, New York 14203
                           Attn.: Cindy Algase Gradl, Esq.

To the Buyer:              DECTRON INTERNATIONALE, INC.
                           4300 Poirier Boulevard
                           Montreal, Quebec
                           Canada H4R 2C5

copy to:                   Shaffer & Associates
                           4150 Sherbrooke Street West
                           3rd Floor
                           Montreal, Quebec
                           Canada H3Z 1Cz
                           Attn:  Malcolm Oppen, Esq.

         24. CONSTRUCTION. This Agreement shall be governed by and enforced in accordance with the laws of the State of New York. The parties hereby consent and agree to the exclusive jurisdiction and venue of the State and Federal Courts located in Erie County, New York in the event of any case or controversy in connection with this Agreement. The section headings contained in this Agreement are for reference only and shall not in any way effect the meaning or interpretation of this Agreement.

         25. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute but a single Agreement. Facsimile signatures shall be deemed originals and shall be sufficient to prove the existence of such signatures.



                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their corporate seals affixed hereto as of the day and year first above written.


SELLERS:                           U.S. SELLER:

                                   IPAC, INC.



                                   By:
                                       ---------------------------------------
                                            Lawrence J. Romano, President


                                   CANADIAN SELLER:

                                   IPAC, INC.


                                   By:
                                       ---------------------------------------
                                            Stephen A. Saldanha, President

 BUYER:                            DECTRON INTERNATIONALE, INC.



                                   By:
                                       ---------------------------------------
                                            Mauro Parissi
                                            Chief Financial Officer

                                   ASSIGNMENT


         FOR AND IN CONSIDERATION of One and No More Dollars ($1.00 and no more), Dectron Internationale, Inc., a Canadian Corporation, hereby transfers and assigns to IPAC 2000 INC. all of its right, title and interest to an Asset Purchase Agreement dated August 30, 1999 by and amount IPAC, INC., a Maryland Corporation, IPAC, INC., and Ontario Corporation and itself (the "Asset Purchase Agreement") and IPAC 2000 INC. does hereby agree to be bound by and to promptly perform or cause to be performed the terms, conditions and covenants, if any, agreed to be done, kept and performed by Dectron Internationale, Inc. arising after the date hereof under the Asset Purchase Agreement.

Dated:  September __, 1999

                                       Dectron Internationale, Inc.


                                       By:
                                           ------------------------------------


                                       IPAC 2000 INC.


                                       By:
                                           ------------------------------------

         We, the undersigned, Stephen A. Saldanha and Lawrence J. Romano acting for and on behalf of IPAC, INC. (U.S.A.) and (Canada), duly authorized hereto as we so declare, do hereby acknowledge, consent and agree to the assignment of all the rights, title and interest of Dectron Internationale, Inc. to IPAC 2000 INC. in and to the Asset Purchase Agreement dated August 30, 1999 as well as all ancillary agreements relating thereto.

Dated: September 13, 1999

IPAC, INC. (U.S.A.)                     IPAC, INC. (Canada


- ----------------------------------      ----------------------------------